UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2019

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio		45263
(Address of Principal Executive Offices)		(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC

Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On June 19, 2019, Fifth Third filed a Certificate of Amendment to its Amended Articles of Incorporation, as amended, for the purpose of amending and restating its Articles of Incorporation to consolidate its original Articles of Incorporation and all previously adopted amendments and to eliminate provisions relating to several series of its preferred stock that it had previously redeemed. The Certificate of Amendment became effective upon filing, and a copy of the Amended Articles of Incorporation as amended and restated is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

On June 18, 2019, Fifth Third’s Board of Directors authorized Fifth Third to repurchase up to 100 million shares of its outstanding common stock in the open market or in privately negotiated transactions, and to utilize any derivative or similar instrument to effect share repurchase transactions (including without limitation, accelerated share repurchase contracts, equity forward transactions, equity option transactions, equity swap transactions, cap transactions, collar transactions, floor transactions or other similar transactions or any combination of the foregoing transactions). This share repurchase authorization replaces the Board’s previous authorization pursuant to which approximately 22 million shares remained available for repurchase by Fifth Third and which is still subject to the final settlement of the previously announced share repurchase agreements Fifth Third entered into with JPMorgan Chase Bank, National Association, London Branch on March 11, 2019. Fifth Third announced this new authorization in a press release dated June 18, 2019 that is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1 – Amended Articles of Incorporation of Fifth Third Bancorp

Exhibit 99.1 – Press Release dated June 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 20, 2019	By:	/s/ Susan B. Zaunbrecher
Susan B. Zaunbrecher
Executive Vice President, Chief Legal
Officer & Corporate Secretary